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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 2001, except for Note 18b as to which the date is March 27, 2001, relating to the consolidated financial statements, which appears in Scios Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 13, 2002